AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 15, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2001

Intrepid Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-66859 (Commission File Number)	59-3546446 (IRS Employer Identification Number)

3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (904) 246-3433

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
Share Purchase Agreement
Option Agreement for the Purchase of Shares
5% Convertible Note Due April 30, 2002
Investment Agreement
Convertible Note Agreement
Registration Rights Agreement
Standstill Agreement

Item 2. Acquisition or Disposition of Assets.

     On December 31, 2001, Intrepid Capital Corporation (the “Company”), Fred Shockley (“Shockley”), David Brock (“Brock”), A. Bronson Thayer (“Thayer”), Amy Lord (“Lord”), Jennifer Peluso (“Peluso” and together with Shockley, Brock, Thayer and Lord, referred to herein collectively as the “ICC Shareholders”), each an individual resident of the State of Florida, and ICC Investment Advisors, Inc., a Florida corporation (“ICC”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) and consummated the transactions contemplated thereby (the “Share Purchase”). Pursuant to the terms and conditions of the Share Purchase Agreement, the Company purchased from the ICC Shareholders, and the ICC Shareholders sold to the Company, all of the outstanding capital stock of ICC (the “ICC Stock”), which is the sole shareholder of The Investment Counsel Company of the Southeast, a Florida corporation and registered investment advisor. The Company acquired the ICC Stock in exchange for (i) the payment to the ICC Shareholders of cash in the aggregate amount of $2,825,942.00, (ii) the issuance of warrants to purchase up to an aggregate of 100,000 shares of the common stock, par value $.01 per share, of the Company (the “Intrepid Common Stock”), pursuant to warrant agreements between the Company and each of the ICC Shareholders (the “Warrants”) and (iii) the issuance of 1,000,000 shares of Intrepid Common Stock (such cash, warrants and shares are referred to herein collectively as the “Aggregate Purchase Consideration”).

     At the closing of the Share Purchase, the Company entered into a Non-Competition and Confidentiality Agreement (the “Non-Competition and Confidentiality Agreement”) dated as of December 31, 2001 with Thayer, pursuant to which Thayer agreed to refrain (i) for a period of one year from competing with the Company in the operation of ICC’s business, (ii) for a period of two years from interfering with ICC’s relationships with its employees and customers, and (iii) from disclosing or using any confidential and proprietary information related to ICC or its business.

     In connection with the Share Purchase, the Company financed the cash portion of the Aggregate Purchase Consideration through a loan from AJG Financial Services, Inc. (“AJG”), a Delaware corporation and wholly-owned subsidiary of Arthur J. Gallagher & Co., a publicly-traded Delaware corporation (NYSE: AJG), pursuant to the terms and conditions of an Investment Agreement, a Convertible Note Agreement, a Convertible Note, an Option Agreement, a Registration Rights Agreement and a Standstill Agreement, each dated as of December 31, 2001 between the Company and AJG (collectively, the “Loan Documents”). Pursuant to the Loan Documents and the exhibits thereto, among other things, (i) AJG loaned the Company $3,500,000.00 to finance the cash portion of the Aggregate Purchase Consideration, as well as the costs and expenses associated with the Share Purchase and for the Company’s working capital needs, in exchange for the issuance of a convertible promissory note in favor of AJG that is due on or before April 30, 2002, earns interest at a rate of 5% per annum and can be converted on or prior to maturity into Class A Cumulative Convertible Pay-In-Kind Preferred Stock of the Company (the “Class A Preferred Stock”) provided the Company amends its Certificate of Incorporation to provide for the Class A Preferred Stock; (ii) the Company granted AJG an option to purchase that number of shares of Intrepid Common Stock that, upon full exercise thereof and subject to vesting as described below, would give AJG beneficial ownership of 51% of the outstanding Intrepid Common Stock on a fully-diluted basis; (iii) the Company granted certain registration rights to AJG in connection with the shares of Intrepid Common Stock underlying the Option Agreement, the Convertible Note and the shares of convertible preferred stock upon the issuance thereof; (iv) AJG agreed to certain restrictions on its voting, purchase and sale of shares of Intrepid Common Stock for a certain period; (v) the Company agreed to elect David R. Long and Mark P. Strauch, each an officer of AJG, to the board of directors of the Company; and (vi) the Company undertook to amend its Certificate of Incorporation to provide for the Class A Preferred Stock with the terms and conditions required by the Loan Documents and to amend its Bylaws to provide for a board of directors with up to nine members. The exercise price for shares of Intrepid Common Stock underlying the Option Agreement, which expires on December 31,

2004 if it is not previously exercised, is $3.00 per share, subject to adjustment upon the occurrence of certain events. Of the shares of Intrepid Common Stock underlying the Option Agreement, 43.75% of the shares vested upon the issuance of the Option Agreement, and the remaining 56.25% of the shares will vest at such time as AJG makes an additional investment in the Company in accordance with the terms of the Investment Agreement.

     The descriptions contained herein of the Share Purchase Agreement, the Warrants, the Non-Competition and Confidentiality Agreement and the Loan Documents are qualified in their entirety by reference to such documents, which are attached hereto and incorporated herein by reference as Exhibits 2.1, 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information.

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements and the pro-forma financial information required by Items 7(a) and (b). In accordance with Item 7(a)(4) and Item 7(b)(2) of Form 8-K, such financial statements and pro-forma financial information shall be filed by amendment to this Form 8-K no later than 75 days after December 31, 2001.

(c)	Exhibits.

2.1	Share Purchase Agreement by and among Intrepid Capital Corporation, Fred Shockley, David Brock, A. Bronson Thayer, Amy Lord, Jennifer Peluso and ICC Investment Advisors, Inc. dated as of December 31, 2001 (certain of the schedules and Exhibits to the Share Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request)

4.1	Form of Warrant Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and each of the shareholders of ICC Investment Advisors, Inc. (filed herewith as Exhibit A to the Share Purchase Agreement)

4.2	Option Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

4.3	Convertible Note issued by Intrepid Capital Corporation in favor of AJG Financial Services, Inc. dated as of December 31, 2001.

10.1	Non-Competition and Confidentiality Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and A. Bronson Thayer (filed herewith as Exhibit B to the Share Purchase Agreement)

10.2	Form of Registration Rights Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and each of Fred Shockley and David Brock (filed herewith as Exhibit D to the Share Purchase Agreement)

10.3	Investment Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001 (certain of the schedules and Exhibits to the Investment Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request)

10.4	Convertible Note Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

10.5	Registration Rights Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

10.6	Standstill Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

[Signature Page Follows]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Intrepid Capital Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTREPID CAPITAL CORPORATION

By: /s/ Forrest Travis Forrest Travis, President and Chief Executive Officer

Dated: January 14, 2001

EXHIBIT INDEX

Exhibits.

2.1	Share Purchase Agreement by and among Intrepid Capital Corporation, Fred Shockley, David Brock, Bronson Thayer, Amy Lord, Jennifer Peluso and ICC Investment Advisors, Inc. dated as of December 31, 2001. (Certain of the schedules and Exhibits to the Share Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted schedules and Exhibits supplementally to the Securities and Exchange Commission upon request.)

4.1	Form of Warrant Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and each of the shareholders of ICC Investment Advisors, Inc. (filed herewith as Exhibit A to the Share Purchase Agreement)

4.2	Option Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

4.3	Convertible Note issued by Intrepid Capital Corporation in favor of AJG Financial Services, Inc. dated as of December 31, 2001.

10.1	Non-Competition and Confidentiality Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and A. Bronson Thayer (filed herewith as Exhibit B to the Share Purchase Agreement)

10.2	Form of Registration Rights Agreement dated as of December 31, 2001 by and between Intrepid Capital Corporation and each of Fred Shockley and David Brock (filed herewith as Exhibit D to the Share Purchase Agreement)

10.3	Investment Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001. (Certain of the schedules and Exhibits to the Investment Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)

10.4	Convertible Note Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

10.5	Registration Rights Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.

10.6	Standstill Agreement between Intrepid Capital Corporation and AJG Financial Services, Inc. dated as of December 31, 2001.